Exhibit 10.27

FIRST AMENDMENT TO AGREEMENT

This FIRST AMENDMENT TO EMPLOYMENT AGREEMENT (the “AMENDMENT”) is dated as of December 3, 2007, and amends that certain Employment Agreement (the “AGREEMENT”) executed June 8, 2005, and effective as of April 1, 2005, by and between ENHERENT CORP., a Delaware corporation (the “COMPANY”) and PAMELA A. FREDETTE (the “EXECUTIVE”).

W I T N E S S E T H:

WHEREAS, the parties desire to amend the Agreement pursuant to Section 14(a) thereof as of the date hereof.

NOW, THEREFORE, in consideration of the mutual agreements set forth herein and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

1. Amendment. Section 1(a) of the Agreement is hereby deleted in its entirety and replaced with the following:

(a) The term of this Agreement (the “TERM”) shall commence on April 1, 2005 (the “EFFECTIVE DATE”) and, unless earlier terminated pursuant to Section 4 below and subject to Section 1(b) below, end at 11:59 PM, March 31, 2010.”

2. Affirmation of Agreement. Except as amended hereby, the Agreement shall remain in full force and effect. From and after the date hereof, each reference to the Agreement and the documents or instruments referred to or provided for in or delivered under the Agreement shall be deemed to refer to the Agreement as modified hereby.

3. Conflict. In the event of a conflict between the terms and conditions of this Amendment and the terms and conditions of the Agreement, the terms and conditions of this Amendment shall control.

4. Definitions. All capitalized terms used herein, except as specifically provided herein, have the same meanings as those in the Agreement.

IN WITNESS WHEREOF, the Executive has hereunto set the Executive’s hand and, pursuant to the authorization of its Board, the Company has caused this Amendment to be executed in its name on its behalf.

ENHERENT CORP.

By:	/s/ Lori Stanley
Name:	Lori Stanley
Title:	General Counsel

EXECUTIVE

/s/ Pamela Fredette
Pamela A. Fredette